Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB (the "Report") of ADM Tronics Unlimited, Inc. (the "Company") for the fiscal year ended March 31, 2005 filed with the Securities and Exchange Commission, I, Andre' Di Mino, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of the dates presented and results of operations of the Company for the periods presented.

Dated: July 14, 2005

                                        /s/ Andre' DiMino
                                        -----------------
                                        Andre' Di Mino
                                        Chief Executive Officer

This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-KSB or as a separate disclosure document.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to ADM Tronics Unlimited, Inc. and will be retained by ADM Tronics Unlimited, Inc.. and furnished to the Securities and Exchange Commission or its staff upon request..